Exhibit 99.1

0 fa Redwood Trust, Inc. Company Update Regarding Recent Market Conditions March 17, 2020

1 Forward Looking Statements This presentation may contain forward - looking statements within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 , including statements relating to : Redwood’s business, operations, and financial condition ; Redwood’s current estimates of book value and economic return on book value ; Redwood’s expectations regarding its ability to roll forward maturing short - term repo debt obligations and renew maturing warehouse lines ; and Redwood’s expectation that loan acquisition and origination volumes will normalize as general market dislocations recede . Forward - looking statements involve numerous risks and uncertainties . Our actual results may differ from our expectations, estimates, and projections and, consequently, you should not rely on these forward - looking statements as predictions of future events . Forward - looking statements are not historical in nature and can be identified by words such as “anticipate,” “estimate,” “will,” “should,” “expect,” “believe,” “intend,” “seek,” “plan,” and similar expressions or their negative forms, or by references to strategy, plans, or intentions . These forward - looking statements are subject to risks and uncertainties, including, among other things, those described in our Annual Reports on Form 10 - K and its Quarterly Reports on Form 10 - Q under the captions “Risk Factors . ” Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected are described below and may be described from time to time in reports we file with the Securities and Exchange Commission, including reports on Forms 10 - K, 10 - Q, and 8 - K . We undertake no obligation to update or revise any forward - looking statements, whether as a result of new information, future events, or otherwise . Many of the factors that could affect our actual results are summarized below . One of the most significant factors, however, is the ongoing impact of the Coronavirus (COVID - 19 ) on the United States economy, homeowners, renters of housing, the housing market, the mortgage finance markets and the broader financial markets . It is difficult to fully assess the impact of the Coronavirus at this time, including because of the uncertainty around the severity and duration of the Coronavirus outbreak domestically and internationally, as well as the uncertainty around the efficacy of Federal, State and local governments’ efforts to contain the spread of the Coronavirus and respond to its direct and indirect impacts on many aspects of Americans’ lives and economic activity . Moreover, each of the factors summarized below is likely to also be impacted directly or indirectly by the ongoing impact of the Coronavirus and investors are cautioned to interpret substantially all of the risks identified in the Company’s previously published “Risk Factors” as being heightened as a result of the ongoing impact of the Coronavirus . Additional Important factors, among others, that may affect our actual results include : the pace at which we redeploy our available capital into new investments ; interest rate volatility, changes in credit spreads, and changes in liquidity in the market for real estate securities and loans ; changes in the demand from investors for residential mortgages and investments, and our ability to distribute residential mortgages through our whole - loan distribution channel ; our ability to finance our investments in securities and our acquisition of residential mortgages with short - term debt ; changes in the values of assets we own ; general economic trends, the performance of the housing, real estate, mortgage, credit, and broader financial markets, and their effects on the prices of earning assets and the credit status of borrowers ; federal and state legislative and regulatory developments, and the actions of governmental authorities, including the new U . S . presidential administration, and in particular those affecting the mortgage industry or our business ; strategic business and capital deployment decisions we make ; developments related to the fixed income and mortgage finance markets and the Federal Reserve’s statements regarding its future open market activity and monetary policy ; our exposure to credit risk and the timing of credit losses within our portfolio ; the concentration of the credit risks we are exposed to, including due to the structure of assets we hold and the geographical concentration of real estate underlying assets we own ; our exposure to adjustable - rate mortgage loans ; the efficacy and expense of our efforts to manage or hedge credit risk, interest rate risk, and other financial and operational risks ; changes in credit ratings on assets we own and changes in the rating agencies’ credit rating methodologies ; changes in interest rates ; changes in mortgage prepayment rates ; changes in liquidity in the market for real estate securities and loans ; our ability to finance the acquisition of real estate - related assets with short - term debt ; the ability of counterparties to satisfy their obligations to us ; our involvement in securitization transactions, the profitability of those transactions, and the risks we are exposed to in engaging in securitization transactions ; exposure to claims and litigation, including litigation arising from our involvement in securitization transactions ; whether we have sufficient liquid assets to meet short - term needs ; our ability to successfully compete and retain or attract key personnel ; our ability to adapt our business model and strategies to changing circumstances ; changes in our investment, financing, and hedging strategies and new risks we may be exposed to if we expand our business activities ; our exposure to a disruption or breach of the security of our technology infrastructure and systems ; exposure to environmental liabilities ; our failure to comply with applicable laws and regulations ; our failure to maintain appropriate internal controls over financial reporting and disclosure controls and procedures ; the impact on our reputation that could result from our actions or omissions or from those of others ; changes in accounting principles and tax rules ; our ability to maintain our status as a REIT for tax purposes ; limitations imposed on our business due to our REIT status and our status as exempt from registration under the Investment Company Act of 1940 ; decisions about raising, managing, and distributing capital ; and other factors not presently identified .

2 Business Update ▪ The spread of the novel coronavirus has resulted in significant dislocation in the financial markets, including credit spread widening and a sharp decrease in interest rates ▪ We believe we are well - positioned to navigate this unique period of volatility ▪ At March 16, 2020: ▪ Unrestricted cash position of over $400 million ▪ Diversified funding profile, including access to $2.9 billion of warehouse funding (currently 57% drawn) ▪ Fully - implemented and tested business continuity protocols to protect our workforce and ensure the ongoing operation of our business across all geographic locations ▪ Existing authorization to repurchase up to $100 million of common stock ▪ As a result of the recent financial volatility, we estimate our current book value is down approximately 5% since December 31, 2019, with an economic return on book value 1 since January 1, 2020, of approximately negative 3%, inclusive of our recently - declared Q1 2020 dividend of $0.32 per share 2 1. Economic return on book value is based on the periodic change in book value plus dividends declared during the period.

3 Diversified Funding Profile ▪ We have a diversified mix of financing sources, including a significant portion of long - term secured and unsecured debt ▪ Recourse debt to equity ratio of 3.1x at December 31, 2019 ▪ Recent initiatives continue to improve our funding mix, including replacing $80 million of short - term borrowings with a 3 - year non - mark - to - market term facility ▪ In the last two weeks, priced a $374 million Single - Family Rental securitization (closed March 11, 2020); priced a $637 million Residential securitization (scheduled to close March 19, 2020), resulting in increased capacity under our warehouse facilities ▪ Additionally, we maintain $2 billion of long - term financing from the Federal Home Loan Bank of Chicago that can be accessed as existing assets pay down or are otherwise monetized 2

4 Favorable Debt Maturity Schedule 2 (1) Amounts shown in table for residential warehouse and BPL facilities represent total capacity expiring in each period. Secured , unsecured, and FHLB amounts represent current outstanding debt balances. Additionally, we have $1.1 billion of security repo borrowings currently outstanding that generally have original tenors of 30 to 90 days (2) We have one warehouse line with $400 million of capacity and $160 million of current outstanding borrowings expiring in March that we expect to renew at substantially similar terms ▪ Liquidity for our operations is funded substantially by long - term secured and unsecured debt ▪ In addition to amounts shown in the table below, our short - term security repo borrowings are diversified across ten active counterparties and we expect to continue to roll these borrowings forward as they mature

5 Focus on Business Continuity ▪ Our leadership team has taken a coordinated approach to ensuring continuity for our business lines, prioritizing safety and productivity of our employees and our continued ability to serve our customers and operating partners ▪ Implemented two - week, work from home policy beginning March 16 th , with the ability to extend upon recommendation from state and local government officials ▪ Working with various industry groups and counterparties to coordinate on protocols to ensure practical solutions are available to address the near - term impacts of COVID - 1 9 to borrowers on a case by case basis ▪ Prioritizing strong liquidity to operate our primary business lines and support our franchise through this period of volatility ▪ Although we have not observed any significant disruption to date in our business pertaining to mortgage servicing or distribution, the coronavirus outbreak is having a real - time impact on all business sectors, and subsequent impacts to standard industry workflows remain unknown – we expect our loan acquisition and origination volumes will normalize as the general market dislocations recede 2